Exhibit 99.1

Apple Hospitality REIT Reports Results of Operations for Third Quarter 2018

RICHMOND, Va. (November 5, 2018) – Apple Hospitality REIT, Inc. (NYSE: APLE) (the “Company” or “Apple Hospitality”) today announced results of operations for the third quarter of 2018.

 Selected Statistical and Financial Data

As of and For the Three and Nine Months Ended September 30

(Unaudited) (in thousands, except statistical and per share amounts)(1)

	Three Months Ended			Nine Months Ended
	September 30,			September 30,
	2018	2017	% Change	2018	2017	% Change

Net income	$62,122	$62,824	(1.1%)	$171,934	$184,795	(7.0%)
Net income per share	$0.27	$0.28	(3.6%)	$0.75	$0.83	(9.6%)

Adjusted EBITDA	$122,552	$120,400	1.8%	$353,681	$345,465	2.4%
Comparable Hotels Adjusted Hotel EBITDA	$125,932	$130,909	(3.8%)	$371,610	$373,136	(0.4%)
Comparable Hotels Adjusted Hotel EBITDA Margin %	37.9%	39.3%	(140 bps)	38.0%	38.7%	(70 bps)
Modified funds from operations (MFFO)	$109,068	$107,943	1.0%	$314,283	$308,474	1.9%
MFFO per share	$0.47	$0.48	(2.1%)	$1.36	$1.38	(1.4%)

Average Daily Rate (ADR) (Actual)	$137.77	$136.73	0.8%	$137.32	$135.97	1.0%
Occupancy (Actual)	78.9%	80.0%	(1.4%)	78.4%	78.7%	(0.4%)
Revenue Per Available Room (RevPAR) (Actual)	$108.70	$109.45	(0.7%)	$107.71	$106.96	0.7%

Comparable Hotels ADR	$137.79	$138.27	(0.3%)	$137.53	$136.75	0.6%
Comparable Hotels Occupancy	78.9%	80.4%	(1.9%)	78.5%	78.9%	(0.5%)
Comparable Hotels RevPAR	$108.75	$111.20	(2.2%)	$107.93	$107.96	-

Distributions paid	$69,061	$66,905	3.2%	$207,265	$200,716	3.3%
Distributions paid per share	$0.30	$0.30	-	$0.90	$0.90	-

Total debt outstanding	$1,325,509
Total debt to total capitalization (2)	24.8%

(1) Explanations of and reconciliations to net income determined in accordance with generally accepted accounting principles (“GAAP”) of non-GAAP financial measures, Adjusted EBITDA, Comparable Hotels Adjusted Hotel EBITDA and MFFO, are included below.

(2) Total debt outstanding divided by total debt outstanding plus equity market capitalization based on the Company’s closing share price of $17.49 on September 30, 2018.

Comparable Hotels is defined as the 241 hotels owned by the Company as of September 30, 2018. For hotels acquired during the periods noted, the Company has included, as applicable, results of those hotels for periods prior to the Company's ownership, and for dispositions, results have been excluded for the Company's period of ownership. Results for periods prior to the Company's ownership have not been included in the Company's actual Consolidated Financial Statements and are included only for comparison purposes. Results included for periods prior to the Company's ownership are based on information from the prior owner of each hotel and have not been audited or adjusted.

Justin Knight, President and Chief Executive Officer of Apple Hospitality REIT, commented, “As anticipated, the second half of 2018 has been and will be challenging. Our third quarter results were impacted by tough comparisons in Texas and Florida from business related to hurricanes Harvey and Irma in 2017, disruption from Hurricane Florence in the Mid-Atlantic at the end of September, and continued competitive pressures in many markets. Despite these challenges, we have continued to produce superior bottom-line results and have taken advantage of opportunities presented, including entering into contracts during the quarter for the sale of 17 hotels and repurchasing over 1.6 million shares of our stock since quarter end. We feel our stable diversified portfolio will continue to allow us to maximize results in any environment.”

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Mr. Knight continued, “We are incredibly proud of the operating teams at our hotels in the paths of hurricanes Florence and Michael who have worked tirelessly and made personal sacrifices to ensure the safety and comfort of our guests. Restoration of the areas devastated by these storms will take time, and we will continue to support our operating teams as they help rebuild their communities.”

Portfolio Activity

Acquisitions and Contracts for Potential Acquisitions

During the first nine months of 2018, Apple Hospitality acquired four hotels, for a combined total purchase price of approximately $137 million. None of the hotels were acquired during the third quarter of 2018. The Company currently has contracts for the potential acquisition of six additional hotels for a combined purchase price of approximately $146 million, including a contract that was entered into in October 2018 for the potential purchase of an existing 127-room Hyatt Place in Jacksonville, Florida, for a gross purchase price of $15.5 million that is anticipated to close in December 2018. The remaining five hotels are currently under development, and if all conditions to closing are met, the Company anticipates acquiring the hotels in 2019 and 2020. There are many conditions to closing under each of the contracts that have not yet been satisfied, and there can be no assurance that closings on the hotels will occur.

Dispositions and Contracts for Potential Dispositions

In July 2018, Apple Hospitality sold the 86-room TownePlace Suites by Marriott and the 89-room SpringHill Suites by Marriott hotels in Columbus, Georgia, for a total combined gross sales price of $10 million. There was no gain or loss on the sale of these hotels.

Also during the third quarter of 2018, the Company entered into two contracts for the potential sale of 17 of its hotels for a combined gross sales price of approximately $181 million. If closings occur under these contracts, the Company expects to recognize a gain on sale upon completion of the sales. There are many conditions to closing under each of the contracts that have not yet been satisfied, and there can be no assurance that closings on the hotels will occur under the outstanding sale contracts. If the closings occur, the sales are expected to be completed within the next three to six months from September 30, 2018.

Capital Improvements

Apple Hospitality consistently reinvests in its hotels to maintain and enhance each property’s relevance and competitive position within its respective market. During the nine months ended September 30, 2018, the Company invested approximately $43 million in capital expenditures and anticipates investing an additional $25 million to $30 million during the remainder of 2018, which includes various scheduled renovation projects for approximately 20 to 25 properties.

Balance Sheet and Capital Markets

As of September 30, 2018, Apple Hospitality had approximately $1.3 billion of total outstanding indebtedness with a current combined weighted-average interest rate of approximately 3.7 percent for the remainder of 2018. Excluding unamortized debt issuance costs and fair value adjustments, the Company’s total outstanding indebtedness is comprised of approximately $492 million in property-level debt secured by 31 hotels and $833 million outstanding on its unsecured credit facilities. Apple Hospitality’s undrawn capacity on its unsecured credit facilities at September 30, 2018, was approximately $327 million. The Company’s total debt to total capitalization at September 30, 2018 was approximately 25 percent, which provides Apple Hospitality with financial flexibility to fund capital requirements and pursue opportunities in the marketplace. The Company’s weighted-average debt maturities are 5.5 years, and the weighted-average maturity of its effectively fixed rate debt is 4.6 years at a weighted-average interest rate of 3.9 percent.

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During the third quarter of 2018, the Company completed the refinancing of two of its primary credit facilities. In July and August 2018, the Company entered into amendments and restatements of its $965 million credit facility and its $150 million term loan facility. The changes under the facilities included: reducing the capacity of the $965 million credit facility to $850 million; increasing the capacity of the $150 million term loan facility to $225 million; extending the maturities of each of the loans under the facilities; and reducing the applicable spreads by an average of 15 basis points.

Share Repurchase Program

In March 2018, Apple Hospitality established a written trading plan as part of its Share Repurchase Program that provides for share repurchases in open market transactions that is intended to comply with Rule 10b5-1 under the Securities Exchange Act of 1934, as amended. During the first nine months of 2018, the Company purchased, under its Share Repurchase Program, approximately 0.3 million of its common shares at a weighted-average market purchase price of approximately $16.89 per common share, for an aggregate purchase price of approximately $4 million. During the month of October 2018, the Company purchased, under its Share Repurchase Program, approximately 1.6 million of its common shares, at a weighted-average market purchase price of approximately $16.35 per common share, for an aggregate purchase price of approximately $26 million. The timing of share repurchases and the number of common shares to be repurchased under the Share Repurchase Program will depend upon prevailing market conditions, regulatory requirements and other factors. The Company is not obligated to repurchase any specific number of shares and may suspend repurchases at any time at its discretion. Repurchases under the Share Repurchase Program have been funded, and the Company intends to fund future repurchases, with availability under its credit facilities.

Shareholder Distributions

Apple Hospitality paid distributions of $0.30 per common share during the three-month period ended September 30, 2018. Based on the Company’s common share closing price of $16.26 on November 1, 2018, the annualized distribution rate of $1.20 per common share represents an annual yield of approximately 7.4 percent. The Company’s Board of Directors, in consultation with management, will continue to regularly monitor the Company’s distribution rate relative to the performance of its hotels, capital improvement needs, varying economic cycles, acquisitions and dispositions. At its discretion, the Company’s Board of Directors may make adjustments as determined to be prudent in relation to other cash requirements of the Company.

2018 Outlook

Apple Hospitality is providing its operational and financial outlook for 2018. This outlook, which is based on management’s current view of both operating and economic fundamentals of the Company’s existing portfolio of hotels, does not take into account any unanticipated developments in its business or changes in its operating environment, nor does it take into account any unannounced hotel acquisitions or dispositions. Comparable Hotels RevPAR Growth and Comparable Hotels Adjusted Hotel EBITDA Margin % guidance include properties acquired, as if the hotels were owned as of January 1, 2017, and exclude completed dispositions since January 1, 2017. For the full year 2018, the Company anticipates:

	2018 Guidance(1)
	Low-End	High-End

Net income	$193 Million	$207 Million

Comparable Hotels RevPAR Growth	(0.75%)	0.0%

Comparable Hotels Adjusted Hotel EBITDA Margin %	36.6%	37.1%

Adjusted EBITDA	$437 Million	$447 Million

(1)	Explanations of and reconciliations to net income guidance of Adjusted EBITDA guidance are included below.

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Earnings Call

The Company will host a quarterly conference call for investors and interested parties on Tuesday, November 6, 2018, at 9:00 a.m. Eastern Time. The conference call will be accessible by telephone and the internet. To access the call, participants from within the U.S. should dial (877) 407-9039, and participants from outside the U.S. should dial (201) 689-8470. Participants may also access the call via live webcast by visiting the Investor Information section of the Company's website at ir.applehospitalityreit.com. A replay of the call will be available from approximately 12:00 p.m. Eastern Time on November 6, 2018, through 11:59 p.m. Eastern Time on November 20, 2018. To access the replay, the domestic dial-in number is (844) 512-2921, the international dial-in number is (412) 317-6671, and the passcode is 13683369. The archive of the webcast will be available on the Company's website for a limited time.

About Apple Hospitality REIT, Inc.

Apple Hospitality REIT, Inc. (NYSE: APLE) is a publicly traded real estate investment trust (REIT) that owns one of the largest and most diverse portfolios of upscale, select-service hotels in the United States. Apple Hospitality’s portfolio consists of 241 hotels with more than 30,700 guest rooms located in 88 markets throughout 34 states. Franchised with industry-leading brands, the Company’s portfolio comprises 115 Marriott-branded hotels and 126 Hilton-branded hotels. For more information, please visit www.applehospitalityreit.com.

Apple Hospitality REIT Non-GAAP Financial Measures

The Company considers the following non-GAAP financial measures useful to investors as key supplemental measures of its operating performance: Funds from Operations (“FFO”); Modified FFO (“MFFO”); Earnings Before Interest, Income Taxes, Depreciation and Amortization (“EBITDA”); Adjusted EBITDA (“Adjusted EBITDA”); and Adjusted Hotel EBITDA (“Adjusted Hotel EBITDA”). These non-GAAP financial measures should be considered along with, but not as alternatives to, net income (loss), cash flow from operations, or any other operating GAAP measure. FFO, MFFO, EBITDA, Adjusted EBITDA and Adjusted Hotel EBITDA are not necessarily indicative of funds available to fund the Company’s cash needs, including its ability to make cash distributions. Although FFO, MFFO, EBITDA, Adjusted EBITDA and Adjusted Hotel EBITDA, as calculated by the Company, may not be comparable to FFO, MFFO, EBITDA, Adjusted EBITDA and Adjusted Hotel EBITDA, as reported by other companies that do not define such terms exactly as the Company defines such terms, the Company believes these supplemental measures are useful to investors when comparing the Company’s results between periods and with other REITs. Reconciliations of these non-GAAP financial measures to net income (loss) are provided in the following pages.

Forward-Looking Statements Disclaimer

Certain statements contained in this press release, other than historical facts, may be considered forward-looking statements. These forward-looking statements are predictions and generally can be identified by use of statements that include phrases such as “may,” “believe,” “expect,” “anticipate,” “intend,” “estimate,” “project,” “target,” “goal,” “plan,” “should,” “will,” “predict,” “potential,” “outlook,” “strategy,” and similar expressions that convey the uncertainty of future events or outcomes. Such statements involve known and unknown risks, uncertainties, and other factors which may cause the actual results, performance, or achievements of Apple Hospitality to be materially different from future results, performance, or achievements expressed or implied by such forward-looking statements. Such factors include, but are not limited to, the ability of Apple Hospitality to effectively acquire and dispose of properties; the ability of Apple Hospitality to successfully integrate pending transactions and implement its operating strategy; changes in general political, economic and competitive conditions and specific market conditions; adverse changes in the real estate and real estate capital markets; financing risks; litigation risks; regulatory proceedings or inquiries; and changes in laws or regulations or interpretations of current laws and regulations that impact Apple Hospitality’s business, assets or classification as a real estate investment trust. Although Apple Hospitality believes that the assumptions underlying the forward-looking statements contained herein are reasonable, any of the assumptions could be inaccurate, and therefore

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there can be no assurance that such statements included in this press release will prove to be accurate. In light of the significant uncertainties inherent in the forward-looking statements included herein, the inclusion of such information should not be regarded as a representation by Apple Hospitality or any other person that the results or conditions described in such statements or the objectives and plans of Apple Hospitality will be achieved. In addition, Apple Hospitality’s qualification as a real estate investment trust involves the application of highly technical and complex provisions of the Internal Revenue Code. Readers should carefully review Apple Hospitality’s financial statements and the notes thereto, as well as the risk factors described in Apple Hospitality’s filings with the Securities and Exchange Commission, including, but not limited to, in the section titled “Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2017. Any forward-looking statement that Apple Hospitality makes speaks only as of the date of such statement. Apple Hospitality undertakes no obligation to publicly update or revise any forward-looking statements or cautionary factors, as a result of new information, future events, or otherwise, except as required by law.

Contact:

Apple Hospitality REIT, Inc.

Kelly Clarke, Vice President, Investor Relations

(804) 727-6321

kclarke@applereit.com

For additional information or to receive press releases by email, visit www.applehospitalityreit.com.

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Apple Hospitality REIT, Inc.

Consolidated Balance Sheets

(in thousands, except share data)

	September 30,	December 31,
	2018	2017
	(unaudited)
Assets
Investment in real estate, net of accumulated depreciation
of $864,719 and $731,284, respectively	$4,825,058	$4,793,159
Restricted cash-furniture, fixtures and other escrows	34,488	29,791
Due from third party managers, net	47,991	31,457
Other assets, net	60,921	47,931
Total Assets	$4,968,458	$4,902,338

Liabilities
Debt, net	$1,320,000	$1,222,196
Accounts payable and other liabilities	95,996	109,057
Total Liabilities	1,415,996	1,331,253

Shareholders' Equity
Preferred stock, authorized 30,000,000 shares; none issued
and outstanding	-	-
Common stock, no par value, authorized 800,000,000 shares;
issued and outstanding 230,350,294 and 229,961,548 shares, respectively	4,595,207	4,588,188
Accumulated other comprehensive income	19,467	9,778
Distributions greater than net income	(1,062,212)	(1,026,881)
Total Shareholders' Equity	3,552,462	3,571,085

Total Liabilities and Shareholders' Equity	$4,968,458	$4,902,338

Note:

The Consolidated Balance Sheets and corresponding footnotes can be found in the Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2018.

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Apple Hospitality REIT, Inc.

Consolidated Statements of Operations and Comprehensive Income

(Unaudited) (in thousands, except per share data)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2018	2017	2018	2017
Revenues:
Room	$307,794	$302,298	$901,652	$877,974
Food and beverage	14,629	15,246	46,857	49,911
Other	9,774	7,382	26,791	21,670
Total revenue	332,197	324,926	975,300	949,555

Expenses:
Hotel operating expense:
Operating	81,318	79,975	238,514	235,474
Hotel administrative	25,722	24,842	77,382	74,895
Sales and marketing	27,265	25,488	80,765	75,867
Utilities	12,163	12,036	32,693	31,982
Repair and maintenance	13,204	12,199	39,133	36,394
Franchise fees	14,326	13,974	41,840	40,611
Management fees	11,250	11,315	33,781	33,072
Total hotel operating expense	185,248	179,829	544,108	528,295
Property taxes, insurance and other	19,230	17,598	55,140	52,346
Ground lease	2,818	2,831	8,580	8,486
General and administrative	3,370	5,350	16,968	18,255
Transaction and litigation costs (reimbursements)	-	-	-	(2,586)
Loss on impairment of depreciable real estate assets	-	-	3,135	7,875
Depreciation	46,169	44,110	136,752	131,770
Total expenses	256,835	249,718	764,683	744,441

Gain (loss) on sale of real estate	-	(157)	-	15,983

Operating income	75,362	75,051	210,617	221,097

Interest and other expense, net	(13,140)	(12,024)	(38,269)	(35,590)

Income before income taxes	62,222	63,027	172,348	185,507

Income tax expense	(100)	(203)	(414)	(712)

Net income	$62,122	$62,824	$171,934	$184,795

Other comprehensive income:
Interest rate derivatives	1,657	259	9,689	629

Comprehensive income	$63,779	$63,083	$181,623	$185,424

Basic and diluted net income per common share	$0.27	$0.28	$0.75	$0.83

Weighted average common shares outstanding - basic and diluted	230,351	223,057	230,402	223,052

Note:

The Consolidated Statements of Operations and Comprehensive Income and corresponding footnotes can be found in the Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2018.

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Apple Hospitality REIT, Inc.

Comparable Hotels Operating Metrics and Statistical Data

(Unaudited)

(in thousands except statistical data)

	Three Months Ended				Nine Months Ended
	September 30,				September 30,
	2018	2017	% Change		2018	2017	% Change

Total revenue	$332,029	$333,241	(0.4%	)	$977,002	$963,669	1.4%

Total operating expenses	206,097	202,332	1.9%		605,392	590,533	2.5%

Adjusted Hotel EBITDA	$125,932	$130,909	(3.8%	)	$371,610	$373,136	(0.4% )
Adjusted Hotel EBITDA Margin %	37.9%	39.3%	(140 bps	)	38.0%	38.7%	(70 bps )

ADR (Comparable Hotels)	$137.79	$138.27	(0.3%	)	$137.53	$136.75	0.6%
Occupancy (Comparable Hotels)	78.9%	80.4%	(1.9%	)	78.5%	78.9%	(0.5% )
RevPAR (Comparable Hotels)	$108.75	$111.20	(2.2%	)	$107.93	$107.96	-

ADR (Actual)	$137.77	$136.73	0.8%		$137.32	$135.97	1.0%
Occupancy (Actual)	78.9%	80.0%	(1.4%	)	78.4%	78.7%	(0.4% )
RevPAR (Actual)	$108.70	$109.45	(0.7%	)	$107.71	$106.96	0.7%

Reconciliation to Actual Results

Total Revenue (Actual)	$332,197	$324,926			$975,300	$949,555
Revenue from acquisitions prior to ownership	-	12,346			3,829	31,257
Revenue from dispositions	(102)	(3,980)			(1,929)	(16,998)
Lease revenue intangible amortization	(66)	(51)			(198)	(145)
Comparable Hotels Total Revenue	$332,029	$333,241			$977,002	$963,669

Adjusted Hotel EBITDA (AHEBITDA) (Actual)	$125,922	$125,750			$370,649	$363,720
AHEBITDA from acquisitions prior to ownership	-	6,112			1,457	13,828
AHEBITDA from dispositions	10	(953)			(496)	(4,412)
Comparable Hotels AHEBITDA	$125,932	$130,909			$371,610	$373,136

Note:

Comparable Hotels is defined as the 241 hotels owned by the Company as of September 30, 2018. For hotels acquired during the periods noted, the Company has included, as applicable, results of those hotels for periods prior to the Company's ownership, and for dispositions, results have been excluded for the Company's period of ownership. Results for periods prior to the Company's ownership have not been included in the Company's actual Consolidated Financial Statements and are included only for comparison purposes. Results included for periods prior to the Company's ownership are based on information from the prior owner of each hotel and have not been audited or adjusted.

Reconciliation of net income to non-GAAP financial measures is included in the following pages.

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Apple Hospitality REIT, Inc.

Comparable Hotels Quarterly Operating Metrics and Statistical Data

(Unaudited)

(in thousands except statistical data)

	Three Months Ended
	12/31/2016	3/31/2017	6/30/2017	9/30/2017	12/31/2017	3/31/2018	6/30/2018	9/30/2018

Total revenue	$281,856	$293,855	$336,573	$333,241	$294,197	$299,988	$344,985	$332,029

Total operating expenses	181,617	186,867	201,334	202,332	191,021	192,155	207,140	206,097

Adjusted Hotel EBITDA	$100,239	$106,988	$135,239	$130,909	$103,176	$107,833	$137,845	$125,932
Adjusted Hotel EBITDA Margin %	35.6%	36.4%	40.2%	39.3%	35.1%	35.9%	40.0%	37.9%

ADR (Comparable Hotels)	$128.38	$133.44	$138.22	$138.27	$130.87	$134.69	$139.83	$137.79
Occupancy (Comparable Hotels)	72.5%	74.7%	81.7%	80.4%	73.7%	74.6%	81.8%	78.9%
RevPAR (Comparable Hotels)	$93.13	$99.65	$112.88	$111.20	$96.39	$100.54	$114.38	$108.75

ADR (Actual)	$127.81	$133.39	$137.56	$136.73	$130.30	$134.32	$139.58	$137.77
Occupancy (Actual)	72.4%	74.4%	81.5%	80.0%	73.5%	74.6%	81.7%	78.9%
RevPAR (Actual)	$92.52	$99.27	$112.10	$109.45	$95.76	$100.18	$114.09	$108.70

Reconciliation to Actual Results

Total Revenue (Actual)	$282,431	$292,925	$331,704	$324,926	$289,067	$298,389	$344,714	$332,197
Revenue from acquisitions prior to ownership	8,497	8,462	10,449	12,346	6,066	2,514	1,315	-
Revenue from dispositions	(9,025)	(7,485)	(5,533)	(3,980)	(885)	(849)	(978)	(102)
Lease revenue intangible amortization	(47)	(47)	(47)	(51)	(51)	(66)	(66)	(66)
Comparable Hotels Total Revenue	$281,856	$293,855	$336,573	$333,241	$294,197	$299,988	$344,985	$332,029

Adjusted Hotel EBITDA (AHEBITDA) (Actual)	$99,291	$105,832	$132,138	$125,750	$101,159	$107,091	$137,636	$125,922
AHEBITDA from acquisitions prior to ownership	3,286	3,029	4,687	6,112	2,178	963	494	-
AHEBITDA from dispositions	(2,338)	(1,873)	(1,586)	(953)	(161)	(221)	(285)	10
Comparable Hotels AHEBITDA	$100,239	$106,988	$135,239	$130,909	$103,176	$107,833	$137,845	$125,932

Note:

Comparable Hotels is defined as the 241 hotels owned by the Company as of September 30, 2018. For hotels acquired during the periods noted, the Company has included, as applicable, results of those hotels for periods prior to the Company's ownership, and for dispositions, results have been excluded for the Company's period of ownership. Results for periods prior to the Company's ownership have not been included in the Company's actual Consolidated Financial Statements and are included only for comparison purposes. Results included for periods prior to the Company's ownership are based on information from the prior owner of each hotel and have not been audited or adjusted.

Reconciliation of net income (loss) to non-GAAP financial measures is included in the following pages.

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Apple Hospitality REIT, Inc.

Same Store Hotels Operating Metrics and Statistical Data

(Unaudited)

(in thousands except statistical data)

	Three Months Ended				Nine Months Ended
	September 30,				September 30,
	2018	2017	% Change		2018	2017	% Change

Total revenue	$314,925	$319,552	(1.4%	)	$933,255	$929,160	0.4%

Total operating expenses	196,994	195,179	0.9%		580,516	570,912	1.7%

Adjusted Hotel EBITDA	$117,931	$124,373	(5.2%	)	$352,739	$358,248	(1.5% )
Adjusted Hotel EBITDA Margin %	37.4%	38.9%	(150 bps	)	37.8%	38.6%	(80 bps )

ADR (Same Store Hotels)	$136.63	$137.07	(0.3%	)	$136.88	$136.04	0.6%
Occupancy (Same Store Hotels)	79.1%	80.5%	(1.7%	)	78.7%	79.0%	(0.4% )
RevPAR (Same Store Hotels)	$108.06	$110.28	(2.0%	)	$107.69	$107.51	0.2%

ADR (Actual)	$137.77	$136.73	0.8%		$137.32	$135.97	1.0%
Occupancy (Actual)	78.9%	80.0%	(1.4%	)	78.4%	78.7%	(0.4% )
RevPAR (Actual)	$108.70	$109.45	(0.7%	)	$107.71	$106.96	0.7%

Reconciliation to Actual Results

Total Revenue (Actual)	$332,197	$324,926			$975,300	$949,555
Revenue from acquisitions	(17,104)	(1,343)			(39,918)	(3,252)
Revenue from dispositions	(102)	(3,980)			(1,929)	(16,998)
Lease revenue intangible amortization	(66)	(51)			(198)	(145)
Same Store Hotels Total Revenue	$314,925	$319,552			$933,255	$929,160

Adjusted Hotel EBITDA (AHEBITDA) (Actual)	$125,922	$125,750			$370,649	$363,720
AHEBITDA from acquisitions	(8,001)	(424)			(17,414)	(1,060)
AHEBITDA from dispositions	10	(953)			(496)	(4,412)
Same Store Hotels AHEBITDA	$117,931	$124,373			$352,739	$358,248

Note:

Same Store Hotels is defined as the 231 hotels owned and held for use by the Company as of January 1, 2017 and during the entirety of the periods being compared. This information has not been audited.

Reconciliation of net income to non-GAAP financial measures is included in the following pages.

Page | 10

Apple Hospitality REIT, Inc.

Same Store Hotels Quarterly Operating Metrics and Statistical Data

(Unaudited)

(in thousands except statistical data)

	Three Months Ended
	3/31/2017	6/30/2017	9/30/2017	12/31/2017	3/31/2018	6/30/2018	9/30/2018

Total revenue	$284,726	$324,882	$319,552	$282,490	$288,526	$329,804	$314,925

Total operating expenses	180,916	194,817	195,179	183,492	184,935	198,587	196,994

Adjusted Hotel EBITDA	$103,810	$130,065	$124,373	$98,998	$103,591	$131,217	$117,931
Adjusted Hotel EBITDA Margin %	36.5%	40.0%	38.9%	35.0%	35.9%	39.8%	37.4%

ADR (Same Store Hotels)	$133.19	$137.60	$137.07	$130.38	$134.50	$139.28	$136.63
Occupancy (Same Store Hotels)	74.8%	81.8%	80.5%	73.9%	74.8%	82.1%	79.1%
RevPAR (Same Store Hotels)	$99.60	$112.53	$110.28	$96.31	$100.65	$114.29	$108.06

ADR (Actual)	$133.39	$137.56	$136.73	$130.30	$134.32	$139.58	$137.77
Occupancy (Actual)	74.4%	81.5%	80.0%	73.5%	74.6%	81.7%	78.9%
RevPAR (Actual)	$99.27	$112.10	$109.45	$95.76	$100.18	$114.09	$108.70

Reconciliation to Actual Results

Total Revenue (Actual)	$292,925	$331,704	$324,926	$289,067	$298,389	$344,714	$332,197
Revenue from acquisitions	(667)	(1,242)	(1,343)	(5,641)	(8,948)	(13,866)	(17,104)
Revenue from dispositions	(7,485)	(5,533)	(3,980)	(885)	(849)	(978)	(102)
Lease revenue intangible amortization	(47)	(47)	(51)	(51)	(66)	(66)	(66)
Same Store Hotels Total Revenue	$284,726	$324,882	$319,552	$282,490	$288,526	$329,804	$314,925

Adjusted Hotel EBITDA (AHEBITDA) (Actual)	$105,832	$132,138	$125,750	$101,159	$107,091	$137,636	$125,922
AHEBITDA from acquisitions	(149)	(487)	(424)	(2,000)	(3,279)	(6,134)	(8,001)
AHEBITDA from dispositions	(1,873)	(1,586)	(953)	(161)	(221)	(285)	10
Same Store Hotels AHEBITDA	$103,810	$130,065	$124,373	$98,998	$103,591	$131,217	$117,931

Note:

Same Store Hotels is defined as the 231 hotels owned and held for use by the Company as of January 1, 2017 and during the entirety of the periods being compared. This information has not been audited.

Reconciliation of net income (loss) to non-GAAP financial measures is included in the following pages.

Page | 11

Apple Hospitality REIT, Inc.

Reconciliation of Net Income (Loss) to EBITDA, Adjusted EBITDA and Adjusted Hotel EBITDA

(Unaudited)

(in thousands)

EBITDA is a commonly used measure of performance in many industries and is defined as net income (loss) excluding interest, income taxes, depreciation and amortization. The Company believes EBITDA is useful to investors because it helps the Company and its investors evaluate the ongoing operating performance of the Company by removing the impact of its capital structure (primarily interest expense) and its asset base (primarily depreciation and amortization). In addition, certain covenants included in the agreements governing the Company’s indebtedness use EBITDA, as defined in the specific credit agreement, as a measure of financial compliance.

The Company considers the exclusion of certain additional items from EBITDA (Adjusted EBITDA) useful, including (i) the exclusion of transaction and litigation costs (reimbursements), gains or losses from sales of real estate, and the loss on impairment of depreciable real estate assets, as these items do not represent ongoing operations, and (ii) the exclusion of non-cash straight-line ground lease expense, as this expense does not reflect the underlying performance of the related hotels.

The Company further excludes actual corporate-level general and administrative expense for the Company from Adjusted EBITDA (Adjusted Hotel EBITDA) to isolate property-level operational performance over which the Company’s hotel operators have direct control. The Company believes Adjusted Hotel EBITDA provides useful supplemental information to investors regarding operating performance and is used by management to measure the performance of the Company’s hotels and effectiveness of the operators of the hotels.

The following table reconciles the Company’s GAAP net income (loss) to EBITDA, Adjusted EBITDA and Adjusted Hotel EBITDA on a quarterly basis from December 31, 2016 through September 30, 2018.

	Three Months Ended
	12/31/2016	3/31/2017	6/30/2017	9/30/2017	12/31/2017	3/31/2018	6/30/2018	9/30/2018
Net income (loss)	$41,554	$34,365	$87,606	$62,824	$(2,303)	$42,182	$67,630	$62,122
Depreciation	43,512	43,767	43,893	44,110	44,729	44,840	45,743	46,169
Amortization of favorable and unfavorable leases, net	161	165	168	165	165	206	148	146
Interest and other expense, net	11,507	11,717	11,849	12,024	11,753	11,919	13,210	13,140
Income tax (benefit) expense	(185)	250	259	203	135	163	151	100
EBITDA	96,549	90,264	143,775	119,326	54,479	99,310	126,882	121,677
Transaction and litigation costs (reimbursements)	(2,872)	-	(2,586)	-	-	-	-	-
(Gain) Loss on sale of real estate	153	-	(16,140)	157	(312)	-	-	-
Loss on impairment of depreciable real estate assets	-	7,875	-	-	38,000	-	3,135	-
Non-cash straight-line ground lease expense	940	939	938	917	906	904	898	875
Adjusted EBITDA	$94,770	$99,078	$125,987	$120,400	$93,073	$100,214	$130,915	$122,552
General and administrative expense	4,521	6,754	6,151	5,350	8,086	6,877	6,721	3,370
Adjusted Hotel EBITDA	$99,291	$105,832	$132,138	$125,750	$101,159	$107,091	$137,636	$125,922

Page | 12

Apple Hospitality REIT, Inc.

Reconciliation of Net Income to FFO and MFFO

(Unaudited)

(in thousands)

The Company calculates and presents FFO in accordance with standards established by the National Association of Real Estate Investment Trusts (“Nareit”), which defines FFO as net income (loss) (computed in accordance with GAAP), excluding gains or losses from sales of real estate, extraordinary items as defined by GAAP, and the cumulative effect of changes in accounting principles, plus real estate related depreciation, amortization and impairments, and adjustments for unconsolidated partnerships and joint ventures. Historical cost accounting for real estate assets implicitly assumes that the value of real estate assets diminishes predictably over time. Since real estate values instead have historically risen or fallen with market conditions, most real estate industry investors consider FFO to be helpful in evaluating a real estate company’s operations. The Company further believes that by excluding the effects of these items, FFO is useful to investors in comparing its operating performance between periods and between REITs that report FFO using the Nareit definition. FFO as presented by the Company is applicable only to its common shareholders, but does not represent an amount that accrues directly to common shareholders.

The Company further adjusts FFO (MFFO) for certain additional items including (i) the exclusion of transaction and litigation costs (reimbursements), as these costs do not represent ongoing operations, and (ii) the exclusion of non-cash straight-line ground lease expense, as this expense does not reflect the underlying performance of the related hotels. The Company presents MFFO when evaluating its performance because it believes that it provides further useful supplemental information to investors regarding its ongoing operating performance.

The following table reconciles the Company’s GAAP net income to FFO and MFFO for the three and nine months ended September 30, 2018 and 2017.

	Three Months Ended September 30,		Nine Months Ended September 30,
	2018	2017	2018	2017
Net income	$62,122	$62,824	$171,934	$184,795
Depreciation of real estate owned	45,925	43,880	136,037	131,081
(Gain) loss on sale of real estate	-	157	-	(15,983)
Loss on impairment of depreciable real estate assets	-	-	3,135	7,875
Amortization of favorable and unfavorable leases, net	146	165	500	498
Funds from operations	108,193	107,026	311,606	308,266
Transaction and litigation costs (reimbursements)	-	-	-	(2,586)
Non-cash straight-line ground lease expense	875	917	2,677	2,794
Modified funds from operations	$109,068	$107,943	$314,283	$308,474

Page | 13

Apple Hospitality REIT, Inc.

2018 Guidance Reconciliation of Net Income to EBITDA and Adjusted EBITDA

(Unaudited)

(in thousands)

The guidance of net income, EBITDA and Adjusted EBITDA are forward-looking statements and are not guarantees of future performance and involve known and unknown risks, uncertainties and other factors which may cause actual results and performance to differ materially from those expressed or implied by these forecasts. Although the Company believes the expectations reflected in the forecasts are based upon reasonable assumptions, there can be no assurance that the expectations will be achieved or that the results will not be materially different. Risks that may affect these assumptions and forecasts include, but are not limited to, the following: changes in political, economic, competitive and specific market conditions; the amount and timing of acquisitions and dispositions of hotel properties; the level of capital expenditures may change significantly, which will directly affect the level of depreciation expense, interest expense and net income; the amount and timing of debt repayments may change significantly based on market conditions, which will directly affect the level of interest expense and net income; the amount and timing of transactions involving the Company's common stock may change based on market conditions; and other risks and uncertainties associated with the Company's business described herein and in filings with the Securities and Exchange Commission, including the Company's Annual Report on Form 10-K for the year ended December 31, 2017.

The following table reconciles the Company’s GAAP net income guidance to EBITDA and Adjusted EBITDA guidance for the year ending December 31, 2018.

	Year Ending December 31, 2018
	Low-End	High-End
Net income	$193,165	$206,965
Depreciation	184,000	182,000
Amortization of favorable and unfavorable leases, net	650	650
Interest and other expense, net	52,000	50,000
Income tax expense	500	700
EBITDA	430,315	440,315
Loss on impairment of depreciable real estate assets	3,135	3,135
Non-cash straight-line ground lease expense	3,550	3,550
Adjusted EBITDA	$437,000	$447,000

Page | 14

Apple Hospitality REIT, Inc.

Debt Summary

(Unaudited)

($ in thousands)

September 30, 2018

	October 1 - December 31, 2018	2019	2020	2021	2022	Thereafter	Total	Fair Market Value
Total debt:
Maturities	$3,337	$33,805	$28,349	$47,586	$282,652	$929,780	$1,325,509	$1,311,594
Average interest rates (1)	3.7%	3.7%	3.8%	3.8%	3.8%	3.7%

Variable rate debt:
Maturities	$-	$-	$-	$-	$173,400	$660,000	$833,400	$834,065
Average interest rates (1)	3.2%	3.3%	3.4%	3.6%	3.6%	3.6%

Fixed rate debt:
Maturities	$3,337	$33,805	$28,349	$47,586	$109,252	$269,780	$492,109	$477,529
Average interest rates	4.5%	4.4%	4.4%	4.4%	4.2%	4.1%

(1)	The average interest rate gives effect to interest rate swaps, as applicable.

Note:

See further information on the Company’s indebtedness in the Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2018.

Page | 15

Apple Hospitality REIT, Inc.

Comparable Hotels Operating Metrics Top 20 Markets

Three Months ended September 30

(Unaudited)

Top 20 Markets		Occupancy			ADR			RevPAR			% of Adjusted Hotel EBITDA
	# of Hotels	Q3 2018	Q3 2017	% Change	Q3 2018	Q3 2017	% Change	Q3 2018	Q3 2017	% Change	Q3 2018
Top 20 Markets
Los Angeles/Long Beach, CA	8	91.2%	92.3%	(1.1)%	$178.05	$178.54	(0.3)%	$162.44	$164.71	(1.4)%	6.5%
San Diego, CA	7	84.5%	85.0%	(0.6)%	$166.79	$167.32	(0.3)%	$140.95	$142.29	(0.9)%	6.1%
Chicago, IL	8	80.9%	82.3%	(1.8)%	$136.41	$130.81	4.3%	$110.30	$107.71	2.4%	4.3%
Seattle, WA	3	89.1%	92.7%	(3.9)%	$235.80	$235.39	0.2%	$210.08	$218.14	(3.7)%	4.2%
Anaheim/Santa Ana, CA	6	85.4%	87.9%	(2.9)%	$155.50	$153.03	1.6%	$132.73	$134.56	(1.4)%	3.7%
Nashville, TN	5	84.9%	87.4%	(2.8)%	$169.66	$171.96	(1.3)%	$144.07	$150.30	(4.1)%	3.6%
Norfolk/Virginia Beach, VA	4	86.2%	88.1%	(2.2)%	$196.37	$193.86	1.3%	$169.20	$170.72	(0.9)%	3.3%
Alaska	2	93.6%	91.8%	1.9%	$224.90	$218.24	3.0%	$210.42	$200.44	5.0%	2.5%
Denver, CO	3	85.9%	88.8%	(3.3)%	$164.18	$162.14	1.3%	$141.07	$144.02	(2.1)%	2.4%
Dallas, TX	9	70.2%	73.9%	(5.0)%	$117.55	$118.44	(0.7)%	$82.51	$87.48	(5.7)%	2.2%
Richmond/Petersburg, VA	4	70.6%	75.5%	(6.5)%	$142.32	$146.37	(2.8)%	$100.49	$110.50	(9.1)%	2.1%
North Carolina East	5	83.1%	85.6%	(2.9)%	$141.75	$136.32	4.0%	$117.82	$116.64	1.0%	2.1%
Portland, ME	1	91.7%	91.8%	(0.1)%	$241.63	$240.84	0.3%	$221.52	$221.11	0.2%	1.9%
Oklahoma City, OK	4	75.6%	79.9%	(5.3)%	$131.85	$130.46	1.1%	$99.71	$104.20	(4.3)%	1.6%
Fort Worth/Arlington, TX	5	73.1%	72.4%	1.0%	$132.73	$128.58	3.2%	$96.98	$93.04	4.2%	1.6%
Idaho	2	86.2%	85.4%	0.9%	$125.92	$131.48	(4.2)%	$108.49	$112.30	(3.4)%	1.6%
Indiana North	3	82.2%	81.2%	1.2%	$154.07	$152.68	0.9%	$126.66	$123.98	2.2%	1.6%
Boston, MA	4	81.8%	83.6%	(2.1)%	$133.95	$136.82	(2.1)%	$109.60	$114.32	(4.1)%	1.5%
Florida Panhandle	5	77.7%	77.5%	0.2%	$126.90	$122.21	3.8%	$98.62	$94.78	4.1%	1.5%
Kansas City, MO-KS	5	80.7%	83.4%	(3.3)%	$120.20	$122.75	(2.1)%	$97.00	$102.42	(5.3)%	1.4%
Top 20 Markets	93	81.9%	83.7%	(2.2)%	$155.51	$154.45	0.7%	$127.30	$129.27	(1.5)%	55.7%

All Other Markets	148	76.8%	78.0%	(1.5)%	$124.02	$125.33	(1.0)%	$95.23	$97.74	(2.6)%	44.3%

Total Portfolio	241	78.9%	80.4%	(1.9)%	$137.79	$138.27	(0.3)%	$108.75	$111.20	(2.2)%	100.0%

Note: Market categorization is based on STR designation. Top 20 markets based on Comparable Hotels Adjusted Hotel EBITDA contribution.

Page | 16

Apple Hospitality REIT, Inc.

Comparable Hotels Operating Metrics Top 20 Markets

Nine Months ended September 30

(Unaudited)

Top 20 Markets		Occupancy			ADR			RevPAR			% of Adjusted Hotel EBITDA
	# of Hotels	YTD 2018	YTD 2017	% Change	YTD 2018	YTD 2017	% Change	YTD 2018	YTD 2017	% Change	YTD 2018
Top 20 Markets
Los Angeles/Long Beach, CA	8	90.4%	90.8%	(0.4)%	$172.84	$170.40	1.4%	$156.19	$154.67	1.0%	6.2%
San Diego, CA	7	82.7%	83.3%	(0.7)%	$157.05	$157.38	(0.2)%	$129.85	$131.03	(0.9)%	5.4%
Nashville, TN	5	85.5%	83.5%	2.5%	$169.97	$172.27	(1.3)%	$145.39	$143.82	1.1%	3.7%
Anaheim/Santa Ana, CA	6	85.1%	86.5%	(1.6)%	$150.20	$149.01	0.8%	$127.88	$128.92	(0.8)%	3.7%
Chicago, IL	8	76.0%	75.2%	1.1%	$130.16	$127.33	2.2%	$98.93	$95.74	3.3%	3.6%
Seattle, WA	3	85.8%	85.9%	(0.1)%	$203.53	$207.94	(2.1)%	$174.58	$178.63	(2.3)%	3.2%
Phoenix, AZ	9	72.3%	72.8%	(0.6)%	$123.05	$124.13	(0.9)%	$88.99	$90.36	(1.5)%	3.1%
Dallas, TX	9	72.8%	75.7%	(3.9)%	$121.75	$121.01	0.6%	$88.62	$91.65	(3.3)%	2.7%
Richmond/Petersburg, VA	4	75.0%	76.2%	(1.6)%	$148.29	$149.10	(0.5)%	$111.24	$113.64	(2.1)%	2.7%
Austin, TX	7	75.0%	76.5%	(1.9)%	$124.77	$126.93	(1.7)%	$93.58	$97.05	(3.6)%	2.1%
Norfolk/Virginia Beach, VA	4	79.8%	79.1%	0.9%	$155.69	$153.05	1.7%	$124.22	$121.08	2.6%	2.0%
Denver, CO	3	79.2%	82.3%	(3.7)%	$154.67	$156.27	(1.0)%	$122.55	$128.57	(4.7)%	1.9%
North Carolina East	5	79.8%	81.6%	(2.1)%	$125.93	$123.79	1.7%	$100.53	$100.98	(0.4)%	1.8%
Fort Worth/Arlington, TX	5	76.2%	73.9%	3.0%	$134.25	$130.11	3.2%	$102.24	$96.17	6.3%	1.8%
Omaha, NE	4	72.9%	75.5%	(3.4)%	$134.36	$139.49	(3.7)%	$98.01	$105.31	(6.9)%	1.8%
Oklahoma City, OK	4	76.1%	79.1%	(3.8)%	$136.12	$134.50	1.2%	$103.56	$106.36	(2.6)%	1.7%
Fort Lauderdale, FL	3	88.8%	86.4%	2.8%	$144.26	$139.21	3.6%	$128.06	$120.26	6.5%	1.7%
Miami/Hialeah, FL	3	90.2%	88.1%	2.4%	$150.30	$146.53	2.6%	$135.51	$129.02	5.0%	1.7%
Washington, DC-MD-VA	4	78.7%	79.7%	(1.3)%	$132.00	$133.02	(0.8)%	$103.88	$106.03	(2.0)%	1.6%
Alaska	2	83.5%	80.7%	3.4%	$187.60	$185.42	1.2%	$156.67	$149.73	4.6%	1.5%
Top 20 Markets	103	79.6%	80.2%	(0.8)%	$145.81	$145.37	0.3%	$116.00	$116.53	(0.4)%	53.9%

All Other Markets	138	77.5%	77.9%	(0.4)%	$129.88	$128.73	0.9%	$100.67	$100.22	0.4%	46.1%

Total Portfolio	241	78.5%	78.9%	(0.5)%	$137.53	$136.75	0.6%	$107.93	$107.96	-	100.0%

Note: Market categorization is based on STR designation. Top 20 markets based on Comparable Hotels Adjusted Hotel EBITDA contribution.

Page | 17

Apple Hospitality REIT, Inc.

Comparable Hotels Operating Metrics by Region

Three Months ended September 30

(Unaudited)

Region		Occupancy			ADR			RevPAR			% of Adjusted Hotel EBITDA
	# of Hotels	Q3 2018	Q3 2017	% Change	Q3 2018	Q3 2017	% Change	Q3 2018	Q3 2017	% Change	Q3 2018
STR Region
East North Central	15	80.3%	81.8%	(1.9)%	$137.61	$134.04	2.7%	$110.48	$109.69	0.7%	7.6%
East South Central	30	79.6%	79.4%	0.3%	$131.76	$132.04	(0.2)%	$104.91	$104.81	0.1%	10.3%
Middle Atlantic	12	82.9%	82.4%	0.6%	$162.48	$161.66	0.5%	$134.77	$133.24	1.1%	4.7%
Mountain	21	75.1%	75.3%	(0.2)%	$117.97	$121.23	(2.7)%	$88.58	$91.25	(2.9)%	7.7%
New England	5	84.6%	85.8%	(1.5)%	$166.34	$167.69	(0.8)%	$140.66	$143.96	(2.3)%	3.4%
Pacific	33	88.1%	89.3%	(1.4)%	$177.89	$176.23	0.9%	$156.68	$157.43	(0.5)%	26.7%
South Atlantic	62	78.5%	81.2%	(3.3)%	$128.79	$129.25	(0.4)%	$101.08	$104.91	(3.7)%	22.3%
West North Central	17	79.5%	80.9%	(1.8)%	$124.82	$128.82	(3.1)%	$99.17	$104.27	(4.9)%	5.7%
West South Central	46	70.9%	73.0%	(2.9)%	$118.07	$119.68	(1.3)%	$83.74	$87.40	(4.2)%	11.6%

Total Portfolio	241	78.9%	80.4%	(1.9)%	$137.79	$138.27	(0.3)%	$108.75	$111.20	(2.2)%	100.0%

 Note: Region categorization is based on STR designation.

Apple Hospitality REIT, Inc.

Comparable Hotels Operating Metrics by Region

Nine Months ended September 30

(Unaudited)

Region		Occupancy			ADR			RevPAR			% of Adjusted Hotel EBITDA
	# of Hotels	YTD 2018	YTD 2017	% Change	YTD 2018	YTD 2017	% Change	YTD 2018	YTD 2017	% Change	YTD 2018
STR Region
East North Central	15	75.5%	75.5%	(0.1)%	$130.88	$129.12	1.4%	$98.77	$97.52	1.3%	6.2%
East South Central	30	79.3%	78.7%	0.7%	$131.35	$131.31	0.0%	$104.10	$103.30	0.8%	10.4%
Middle Atlantic	12	79.3%	78.1%	1.6%	$157.86	$156.27	1.0%	$125.21	$122.01	2.6%	3.7%
Mountain	21	76.7%	78.0%	(1.8)%	$127.60	$128.63	(0.8)%	$97.84	$100.38	(2.5)%	9.0%
New England	5	76.2%	76.5%	(0.4)%	$148.09	$148.10	(0.0)%	$112.90	$113.35	(0.4)%	2.4%
Pacific	33	86.0%	86.3%	(0.4)%	$167.08	$165.61	0.9%	$143.68	$142.94	0.5%	23.7%
South Atlantic	62	79.8%	80.7%	(1.1)%	$133.34	$131.59	1.3%	$106.39	$106.14	0.2%	25.2%
West North Central	17	75.4%	77.3%	(2.5)%	$126.46	$127.86	(1.1)%	$95.35	$98.84	(3.5)%	5.5%
West South Central	46	73.3%	73.5%	(0.3)%	$123.33	$122.79	0.4%	$90.36	$90.24	0.1%	13.9%

Total Portfolio	241	78.5%	78.9%	(0.5)%	$137.53	$136.75	0.6%	$107.93	$107.96	-	100.0%

Note: Region categorization is based on STR designation.

Page | 18

Apple Hospitality REIT, Inc.

Comparable Hotels Operating Metrics by Chain Scale

Three Months ended September 30

(Unaudited)

Chain Scale/Brand		Occupancy			ADR			RevPAR			% of Adjusted Hotel EBITDA
	# of Hotels	Q3 2018	Q3 2017	% Change	Q3 2018	Q3 2017	% Change	Q3 2018	Q3 2017	% Change	Q3 2018
Upscale
Courtyard	40	75.8%	77.2%	(1.7)%	$143.83	$146.56	(1.9)%	$109.07	$113.09	(3.6)%	19.4%
Hilton Garden Inn	42	77.7%	78.2%	(0.7)%	$133.77	$133.70	0.1%	$103.88	$104.60	(0.7)%	17.7%
Homewood Suites	34	83.3%	84.5%	(1.4)%	$135.51	$133.21	1.7%	$112.93	$112.60	0.3%	12.2%
Residence Inn	34	82.8%	83.8%	(1.2)%	$155.34	$157.37	(1.3)%	$128.70	$131.96	(2.5)%	18.2%
SpringHill Suites	16	81.0%	81.6%	(0.7)%	$120.53	$122.03	(1.2)%	$97.64	$99.55	(1.9)%	6.2%
Upscale Total	166	79.5%	80.5%	(1.2)%	$139.43	$140.25	(0.6)%	$110.89	$112.90	(1.8)%	73.7%

Upper Midscale
Fairfield Inn/Fairfield Inn & Suites	11	73.8%	79.2%	(6.8)%	$116.99	$118.79	(1.5)%	$86.38	$94.13	(8.2)%	2.8%
Hampton Inn/Hampton Inn & Suites	40	78.0%	81.0%	(3.7)%	$132.63	$131.34	1.0%	$103.44	$106.42	(2.8)%	14.6%
Home2 Suites	8	84.3%	84.4%	(0.1)%	$136.36	$135.66	0.5%	$114.89	$114.45	0.4%	3.7%
TownePlace Suites	11	77.5%	77.4%	0.1%	$104.59	$106.46	(1.8)%	$81.03	$82.42	(1.7)%	2.7%
Upper Midscale Total	70	78.0%	80.6%	(3.3)%	$127.06	$126.52	0.4%	$99.05	$101.95	(2.8)%	23.8%

Upper Upscale
Embassy Suites	2	90.1%	92.0%	(2.0)%	$201.83	$193.11	4.5%	$181.93	$177.65	2.4%	1.9%
Marriott	2	59.9%	63.9%	(6.3)%	$141.01	$147.58	(4.4)%	$84.50	$94.34	(10.4)%	0.9%
Renaissance	1	95.3%	98.0%	(2.8)%	$254.16	$251.78	0.9%	$242.13	$246.80	(1.9)%	(0.3)%
Upper Upscale Total	5	74.7%	77.9%	(4.1)%	$187.43	$186.18	0.7%	$140.00	$144.98	(3.4)%	2.5%

Total Portfolio	241	78.9%	80.4%	(1.9)%	$137.79	$138.27	(0.3)%	$108.75	$111.20	(2.2)%	100.0%

Note: Chain scale categorization is based on STR designation.

Apple Hospitality REIT, Inc.

Comparable Hotels Operating Metrics by Chain Scale

Nine Months ended September 30

(Unaudited)

Chain Scale/Brand		Occupancy			ADR			RevPAR			% of Adjusted Hotel EBITDA
	# of Hotels	YTD 2018	YTD 2017	% Change	YTD 2018	YTD 2017	% Change	YTD 2018	YTD 2017	% Change	YTD 2018
Upscale
Courtyard	40	75.6%	75.6%	0.1%	$141.09	$142.01	(0.6)%	$106.69	$107.32	(0.6)%	19.2%
Hilton Garden Inn	42	76.9%	77.0%	(0.1)%	$135.35	$134.79	0.4%	$104.09	$103.75	0.3%	18.2%
Homewood Suites	34	83.2%	83.1%	0.1%	$140.11	$136.83	2.4%	$116.51	$113.72	2.5%	13.1%
Residence Inn	34	81.5%	81.6%	(0.2)%	$148.89	$149.26	(0.2)%	$121.29	$121.84	(0.4)%	16.5%
SpringHill Suites	16	78.9%	79.7%	(1.0)%	$123.53	$122.39	0.9%	$97.49	$97.61	(0.1)%	6.3%
Upscale Total	166	78.8%	78.9%	(0.2)%	$139.11	$138.52	0.4%	$109.57	$109.27	0.3%	73.3%

Upper Midscale
Fairfield Inn/Fairfield Inn & Suites	11	76.7%	79.8%	(3.9)%	$119.06	$119.72	(0.5)%	$91.34	$95.53	(4.4)%	3.2%
Hampton Inn/Hampton Inn & Suites	40	77.4%	79.1%	(2.2)%	$134.62	$132.31	1.7%	$104.20	$104.69	(0.5)%	14.9%
Home2 Suites	8	83.0%	81.9%	1.4%	$130.24	$130.03	0.2%	$108.16	$106.46	1.6%	3.4%
TownePlace Suites	11	78.3%	78.0%	0.5%	$105.51	$106.61	(1.0)%	$82.63	$83.10	(0.6)%	2.8%
Upper Midscale Total	70	78.0%	79.4%	(1.7)%	$127.77	$126.54	1.0%	$99.71	$100.41	(0.7)%	24.3%

Upper Upscale
Embassy Suites	2	86.9%	88.2%	(1.5)%	$186.87	$177.96	5.0%	$162.41	$156.98	3.5%	1.5%
Marriott	2	65.5%	66.4%	(1.4)%	$145.45	$149.36	(2.6)%	$95.20	$99.16	(4.0)%	1.5%
Renaissance	1	92.7%	92.8%	(0.0)%	$241.07	$236.33	2.0%	$223.57	$219.23	2.0%	(0.6)%
Upper Upscale Total	5	76.3%	77.2%	(1.1)%	$179.50	$177.28	1.3%	$137.03	$136.88	0.1%	2.4%

Total Portfolio	241	78.5%	78.9%	(0.5)%	$137.53	$136.75	0.6%	$107.93	$107.96	-	100.0%

Note: Chain scale categorization is based on STR designation.

Page | 19

Apple Hospitality REIT, Inc.

Comparable Hotels Operating Metrics by Location

Three Months ended September 30

 (Unaudited)

Location		Occupancy			ADR			RevPAR			% of Adjusted Hotel EBITDA
	# of Hotels	Q3 2018	Q3 2017	% Change	Q3 2018	Q3 2017	% Change	Q3 2018	Q3 2017	% Change	Q3 2018
STR Location
Airport	16	83.2%	83.6%	(0.5)%	$131.88	$130.62	1.0%	$109.66	$109.13	0.5%	5.9%
Interstate	8	75.2%	74.7%	0.7%	$111.39	$114.06	(2.3)%	$83.74	$85.17	(1.7)%	2.4%
Resort	9	80.4%	82.5%	(2.6)%	$151.69	$148.31	2.3%	$121.89	$122.37	(0.4)%	5.4%
Small Metro/Town	19	74.0%	72.0%	2.9%	$104.13	$106.41	(2.1)%	$77.10	$76.61	0.6%	3.9%
Suburban	147	79.2%	80.7%	(2.0)%	$134.93	$134.58	0.3%	$106.81	$108.67	(1.7)%	57.3%
Urban	42	78.7%	81.6%	(3.6)%	$158.16	$161.87	(2.3)%	$124.46	$132.09	(5.8)%	25.1%

Total Portfolio	241	78.9%	80.4%	(1.9)%	$137.79	$138.27	(0.3)%	$108.75	$111.20	(2.2)%	100.0%

Note: Location categorization is based on STR designation.

Apple Hospitality REIT, Inc.

Comparable Hotels Operating Metrics by Location

Nine Months ended September 30

(Unaudited)

Location		Occupancy			ADR			RevPAR			% of Adjusted Hotel EBITDA
	# of Hotels	YTD 2018	YTD 2017	% Change	YTD 2018	YTD 2017	% Change	YTD 2018	YTD 2017	% Change	YTD 2018
STR Location
Airport	16	83.7%	83.1%	0.7%	$135.78	$133.08	2.0%	$113.59	$110.61	2.7%	6.6%
Interstate	8	71.4%	73.1%	(2.3)%	$109.49	$112.46	(2.6)%	$78.16	$82.17	(4.9)%	2.1%
Resort	9	81.6%	82.5%	(1.1)%	$152.15	$145.51	4.6%	$124.16	$120.10	3.4%	5.5%
Small Metro/Town	19	74.7%	73.5%	1.7%	$111.58	$113.32	(1.5)%	$83.40	$83.24	0.2%	4.7%
Suburban	147	78.6%	78.8%	(0.3)%	$133.81	$132.52	1.0%	$105.15	$104.45	0.7%	57.0%
Urban	42	78.2%	79.9%	(2.2)%	$156.95	$158.82	(1.2)%	$122.68	$126.88	(3.3)%	24.1%

Total Portfolio	241	78.5%	78.9%	(0.5)%	$137.53	$136.75	0.6%	$107.93	$107.96	-	100.0%

Note: Location categorization is based on STR designation.

Page | 20